                                                                  Exhibit 12(b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

James E. Ross, Principal Executive Officer and Gary L. French, Principal Financial Officer of the State Street Master Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By: /s/ James E. Ross
    --------------------------------------------
    James E. Ross
    Principal Executive Officer of the Trust

Date: February 28, 2008

By: /s/ Gary L. French
    --------------------------------------------
    Gary L. French
    Principal Financial Officer of the Trust

Date: February 28, 2008